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                                                                    Exhibit 10.1

                            JAG MEDIA HOLDINGS, INC.
                        6865 S.W. 18TH STREET, SUITE B13
                              BOCA RATON, FL. 33433
                      TEL: 866.300.7410 O FAX: 866.292.4051


August 5, 2005

Cornell Capital Partners
101 Exchange Place
Jersey City, NJ 07302
Attention: Mark Angelo

Re: $2 Million Promissory Note between Cornell Capital Partners, LP ("Cornell") and JAG Media Holdings, Inc. (the "Company") dated January 25, 2005 ("Promissory Note")

Dear Mark:

This letter will confirm our mutual understanding that, as permitted under
Section 1 of the Promissory Note, the date by which the Company shall pay all amounts due under the Promissory Note is extended for three (3) months. Accordingly, the schedule for puts under the Equity Line Purchase Agreement in connection with the Promissory Note is extended for three (3) months such that the Put Date for the first Put Notice (Put Notice No. LN-01) will now be November 4, 2005, instead of August 5, 2005, and all bi-weekly Put Notices thereafter (Put Notices Nos. LN-02 through LN-36) shall be adjusted accordingly. In connection with these revised Put Notices, the Company will deliver to Cornell revised versions of Put Notices LN-01 through LN-36 reflecting the above referenced extension, along with appropriate revised Joint Disbursement Instructions related to such Put Notices.

This letter will also confirm that, as permitted under Section 1 of the Promissory Note, the Company has opted to make three interest payments to Cornell, each in the amount of $20,000.00, which payments shall be made in a single lump sum of $60,000.00 upon execution of this letter.

Defined terms used in this letter, which are not otherwise defined herein, shall have the meaning ascribed to them in the Promissory Note. Except for the above-referenced revision of the put schedule and final due date, the Promissory Note shall remain unchanged and in full force and effect.

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Cornell Capital Partners, LP
August 5, 2005
Page -2-

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If the foregoing accurately reflects our understanding, please acknowledge your agreement and acceptance by signing this letter where indicated and returning a fully executed copy to my attention.




Very truly yours,
JAG MEDIA HOLDINGS, INC.



By: /s/ Thomas J. Mazzarisi
    ---------------------------------------
        Thomas J. Mazzarisi
         Chairman & Chief Executive Officer



AGREED AND ACCEPTED:
CORNELL CAPITAL PARTNERS, LP
By:   Yorkville Advisors, LLC
Its:    General Partner


  /s/ Mark A. Angelo
-------------------------------------------

By: Mark A. Angelo
Its: Portfolio Manager